Exhibit 99.1

**For Immediate Release**

For more information, contact:
Joseph W. Kiley III, President and Chief Executive Officer
Rich Jacobson, Executive Vice President and Chief Financial Officer
(425) 255-4400

First Financial Northwest, Inc. Announces Change in Name of Subsidiary Bank

RENTON, WASHINGTON – July 1, 2015 – First Financial Northwest, Inc. (“Company”) (NASDAQ GS: FFNW) today announced that its subsidiary financial institution, First Savings Bank Northwest (“Bank”), will officially change its name to First Financial Northwest Bank effective August 21, 2015.  The new name and a new logo have been introduced to reflect how the Bank has changed over the years.

"First Financial Northwest Bank better reflects who we are and what we do today as a leading, full-service community bank," said Joseph W. Kiley III, President and CEO of the Bank and the Company. "For more than 90 years, we have innovated and evolved to meet all the financial needs of our customers and our new name reflects that we are more than just a savings bank."

Well-known for the unique service that it has provided personal banking customers over the years, the Bank offers a complete range of financial services and solutions designed to meet customers' individual, family, and business banking needs along four product lines – retail banking, business banking, multi-family/commercial real estate lending, and residential lending and continues to update its financial solutions for customers. Recently, the Bank launched a new suite of checking solutions for consumers featuring three accounts – First, First Plus, and First Premium – that offer benefits designed to help meet consumers' financial needs such as cellphone insurance coverage and roadside assistance. In addition to these new products, the Bank plans to open a new Mill Creek branch in the fall and will implement new technology to make financial services more convenient for its customers.

The Bank’s Business Banking Group has continued to add to its impressive roster of seasoned banking professionals. This team ensures that the Bank’s business customers have quick, local access to decision-makers who can help them address all of their planning, lending, and cash management needs. These services include the Bank's recently enhanced cash management services that provide businesses with solutions that can help to maximize cash flow and improve operations.

"We built the Bank one relationship at a time," said Kiley. "Whether it's having managers visit business customers, or providing a mobile and online experience that is much easier for banking on-the-go, our passion is creating connections and innovative solutions that are both memorable and valuable for our customers and community."

For more information about the Bank’s products and services, visit www.fsbnw.com.

About the Company and the Bank

First Financial Northwest, Inc. is the parent company of the Bank; a Washington chartered stock savings bank headquartered in Renton, Washington, serving the Puget Sound Region through its full-service banking office. For additional information, please visit the Bank’s website at www.fsbnw.com and click on the “Investor Relations” section.

Forward Looking Statements:

This press release contains statements that the Company believes are “forward-looking statements.” These statements relate to the Company’s financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, and actual results and performance in future periods may be materially different from any future results or performance suggested by the forward-looking statements in this release. Factors that might cause such differences include, but are not limited to, those identified in our risk factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Such forward-looking statements speak only as of the date of this release.  The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in the Company’s expectations of results or any change in events.